                                                                       EXHIBIT B

                            JOINT FILING AGREEMENT


     The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(k)(1) of the Securities Exchange Act of 1934, as amended.

Date:  July 8, 1999

                             INVERNESS/TRICO INVESTORS, LLC

                               By: INVERNESS/PHOENIX PARTNERS LP,
                                   its Managing Member

                               By: INVERNESS/PHOENIX CAPITAL LLC,
                                   its General Partner

                               By: INVERNESS MANAGEMENT FUND I LLC,
                                   its Managing Member

                               By: WMD INVESTORS, L.P.,
                                   its Managing Member

                               By: WMD LLC,
                                   its General Partner


                               By: /s/ W. McComb Dunwoody
                                   ---------------------------------
                                   Name: W. McComb Dunwoody
                                   Title: Managing Member




                            JOINT FILING AGREEMENT

                             INVERNESS/PHOENIX PARTNERS LP

                               By: INVERNESS/PHOENIX CAPITAL LLC,
                                   its General Partner

                               By: INVERNESS MANAGEMENT FUND I LLC,
                                   its Managing Member

                               By: WMD INVESTORS, L.P.,
                                   its Managing Member

                               By: WMD LLC,
                                   its General Partner


                               By: /s/ W. McComb Dunwoody
                                   ------------------------------
                                   Name: W. McComb Dunwoody
                                   Title: Managing Member


                             EXECUTIVE CAPITAL PARTNERS I LP

                               By: INVERNESS/PHOENIX CAPITAL LLC,
                                   its General Partner

                               By: INVERNESS MANAGEMENT FUND I LLC,
                                   its Managing Member

                               By: WMD INVESTORS, L.P.,
                                   its Managing Member

                               By: WMD LLC,
                                   its General Partner


                               By: /s/ W. McComb Dunwoody
                                   ------------------------------
                                   Name: W. McComb Dunwoody
                                   Title: Managing Member




                            JOINT FILING AGREEMENT

                             INVERNESS/PHOENIX CAPITAL LLC

                               By: INVERNESS MANAGEMENT FUND I LLC,
                                   its Managing Member

                               By: WMD INVESTORS, L.P.,
                                   its Managing Member

                               By: WMD LLC,
                                   its General Partner


                               By: /s/ W. McComb Dunwoody
                                   ------------------------------
                                   Name: W. McComb Dunwoody
                                   Title: Managing Member


                            INVERNESS MANAGEMENT FUND I LLC

                               By: WMD INVESTORS, L.P.,
                                   its Managing Member

                               By: WMD LLC,
                                   its General Partner


                               By: /s/ W. McComb Dunwoody
                                   ------------------------------
                                   Name: W. McComb Dunwoody
                                   Title: Managing Member

                             WMD INVESTORS, L.P.

                               By: WMD LLC,
                                   its General Partner


                               By: /s/ W. McComb Dunwoody
                                   ------------------------------
                                   Name: W. McComb Dunwoody
                                   Title: Managing Member



                            JOINT FILING AGREEMENT

                             KEY-COMIS LIMITED PARTNERSHIP

                               By: J.C. COMIS LLC,
                                   its General Partner


                               By: /s/ James C. Comis
                                   ------------------------------
                                   Name: James C. Comis, III
                                   Title: Managing Member

                             WMD LLC


                               By: /s/ W. McComb Dunwoody
                                   ------------------------------
                                   Name: W. McComb Dunwoody
                                   Title: Managing Member

                             J.C. COMIS LLC


                               By: /s/ James C. Comis
                                   ------------------------------
                                   Name: James C. Comis, III
                                   Title: Managing Member


                             /s/ W. McComb Dunwoody
                             ------------------------------
                             W. McComb Dunwoody


                             /s/ James C. Comis
                             ------------------------------
                             James C. Comis, III

                             DPCM HOLDINGS, INC.


                               By: /s/ Michael E. Haylon
                                   ------------------------------
                                   Name: Michael E. Haylon
                                   Title: Executive Vice President



                            JOINT FILING AGREEMENT

                             PHOENIX HOME LIFE MUTUAL
                             INSURANCE COMPANY


                               By: /s/ John H. Beers
                                   ------------------------------
                                   Name: John H. Beers
                                   Title: Vice President

                             PHOENIX INVESTMENT PARTNERS, LTD.


                               By: /s/ Michael E. Haylon
                                   ------------------------------
                                   Name: Michael E. Haylon
                                   Title: Managing Director





                            JOINT FILING AGREEMENT
                                      -5-